                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                              EMERGING MARKETS FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Emerging Markets Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

                       PROSPECTUS DATED DECEMBER 28, 2001

                       (As Supplemented February 15, 2002)

                                TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
INVESTMENT STRATEGIES AND PRINCIPAL RISKS                              3
   INVESTMENT OBJECTIVE                                                3
   PRINCIPAL INVESTMENT STRATEGIES                                     3
   PRINCIPAL RISKS OF INVESTING IN THE FUND                            3
   RISK AND RETURN                                                     4
FEES AND EXPENSES OF THE FUND                                          5
MANAGEMENT OF THE FUND                                                 6
ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES,
   INVESTMENT STRATEGIES AND RISKS                                     6
SHAREHOLDER INFORMATION                                                8
   PURCHASE OF FUND SHARES                                             8
   REDEMPTION OF FUND SHARES                                           9
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENT        11
   EXCHANGES                                                          11
   PRICING OF FUND SHARES                                             12
   DIVIDENDS AND DISTRIBUTIONS                                        12
   TAXES                                                              13
FINANCIAL HIGHLIGHTS                                                  14
ADDITIONAL INFORMATION ABOUT THE FUND                              BACK COVER

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The fund's investment objective is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund will invest primarily in equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's management team to have a developing or emerging economy or securities market. The fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The countries in which the fund invests will be expanded over time as the stock markets in other countries evolve. Typically 85% of the fund's assets will be invested in equity, and equity-like, securities concentrated in emerging market countries, but in no event less than 80%. Shareholders would receive 60 days' notice prior to changing the 80% policy. A stock market is classified as "emerging" if it meets at least one of the two general criteria: (i) it is located in a low or middle income economy as defined by the World Bank, and/or (ii) its investable market capitalization is low relative to its most recent GNP figures. A low or middle income is any country with a GNP per capita less than $9,266. However, due to the status of a country's stock market, the country may still qualify as an emerging market even if it exceeds this amount. In determining securities in which to invest, the fund's management team will evaluate the countries' economic and political climates with prospects for sustained macro and micro economic growth. The fund's management team will take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered. Risks of emerging markets are discussed in the Principal Risks section.

The fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These foreign government pooled vehicles are also subject to risks. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Through the use of proprietary evaluation models, the fund invests primarily in the International Finance Corporation Investable (S&P/IFCI) Index and/or Morgan Stanley Capital Index Emerging Market Free (MSCI EMF) countries. As the S&P/IFCI and MSCI EMF introduce new emerging market countries, the fund will expand to gain exposure to those countries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EMERGING MARKET COUNTRIES. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which have less stability than those of more developed countries. Emerging market securities are subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures.

INTERNATIONAL SECURITIES. A fund's return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Foreign markets, economies and political systems may be less stable than US markets, and changes in exchange rates of foreign currencies can affect the value of a fund's foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the US and there may be less public information available about foreign companies.

SECURITIES OF LARGE CAPITALIZATION COMPANIES. The fund's emphasis on large-cap stocks makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

FOREIGN CURRENCY AND EXCHANGE RATE RISK. The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments. A fund attempts to buy and sell foreign currencies on favorable terms. Price spread on currency exchange (to cover service charges) may be incurred, particularly when a fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a fund's investments in securities of issuers of that country.

Because a fund's securities may be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

EQUITY SECURITIES. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or economic conditions. With respect to equity securities purchased by the Emerging Markets Fund certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These foreign government pooled vehicles are also subject to risks. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

MANAGEMENT STRATEGY RISK. The risk that an investment strategy may fail to produce the intended results.

MARKET RISK. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

LIQUIDITY RISK. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in international and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

ANALYTICAL MODELS. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting undervalued stocks.

INITIAL PUBLIC OFFERINGS (IPOS). Performance of a fund may be impacted by a fund's holdings of IPOs. Because an IPO is an equity security that is new to the public market, the value of IPOs can fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. There is no guarantee that a fund will continue to participate in the IPO market, and, due to their volatility, IPOs can have a positive or negative impact on performance.

RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance is not necessarily an indication of how the fund will perform in the future.

[CHART OF ANNUAL TOTAL RETURNS - EMERGING MARKETS]

ANNUAL TOTAL RETURNS - EMERGING MARKETS

1995            -7.89%
1996            14.88%
1997            -8.81%
1998           -15.94%
1999            64.83%
2000           -29.97%

Best Quarter -- December 31, 1999: 26.03%
Worst Quarter -- December 31, 1997: (21.41%)
Current Fiscal Quarter -- August 31, 2001: (9.87%)

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:

                                1 YEAR   5 YEARS*  INCEPTION*
                                ------   --------  ----------
Emerging Markets Fund           (29.97%)   0.33%     0.23%
MSCI Emerging Market
 Free Index**                   (30.61)   (4.17)    (4.89)
S&P/IFC Investable
 Composite Index                (31.76%)  (3.67%)   (5.46%)


*  Annualized. The fund began operating on March 1, 1994.

** The Advisor changed its primary benchmark to the MSCI EMF Index because it more closely reflects the fund's holdings. The MSCI EMF Index currently consists of two benchmarks, one of which is referred to as "Provisional." The MSCI Provisional Index adopts certain changes to securities weights as MSCI transitions the MSCI EMF Index. On June 1, 2002, the MSCI EMF Index will transition completely and the Advisor will use the merged MSCI EMF Index from that date forward.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

        SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
          Maximum Sales Charge (Load) Imposed on Purchases                  None
          Maximum Deferred Sales Charge (Load)                              None
          Maximum Sales Charge (Load) Imposed on Reinvested Dividends
           or Other Distributions                                           None
          Redemption Fee*                                                    2%
          Exchange Fee                                                      None
          Maximum Account Fee                                               None

----------
* Redemptions (including exchanges) of shares of the Emerging Markets Fund executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

   Management Fee(1)                                                     .75%
   Distribution and Service (12b-1) Fees(2)                              .24
   Other Expenses                                                        .48
                                                                        -----
   Gross Expenses                                                       1.47
                                                                        -----
   Less Contractual Management Fee Reimbursement                        (.22)
                                                                        -----
   Total Net Annual Fund Operating Expenses(1)                          1.25%
                                                                        =====

----------
(1) The Advisor has contractually agreed to reimburse the Emerging Markets Fund for all expenses in excess of 1.25% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the reimbursement is .53%. The total annual expenses shown above have been restated to reflect the waiver and reimbursement.
(2) The stated fee includes .17% for 12b-1 Distribution and .07% for 12b-1 Shareholder Servicing Fees.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE 2% REDEMPTION FEE DOES NOT APPLY IN THE EXAMPLE. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

                1 YEAR          3 YEARS         5 YEARS         10 YEARS
                ------          -------         -------         --------
                $  127          $   433         $   782         $  1,739
                ======          =======         =======         ========

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.

The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation. With over $663 billion under management as of November 28, 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.53% (after fee reimbursement) of the average daily net asset value of the fund.

Mr. Brad Aham, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the fund. He joined the firm in 1993. Mr. Aham has worked with the Active Emerging Markets product since its inception, and he manages several institutional funds. In addition to managing portfolios, he performs quantitative and qualitative research for SSgA. Mr. Aham holds an MBA from Boston University and BA degrees in Mathematics and Economics from Brandeis University. He is a member of AIMR, the Boston Securities Analyst Society, the Global Association of Risk Professionals, and is a Certified Financial Risk Manager. There are three other portfolio managers who assist in managing the fund.

                        ADDITIONAL INFORMATION ABOUT THE
                          FUND'S OBJECTIVES, INVESTMENT
                              STRATEGIES AND RISKS

The investment objective of the fund may only be changed with shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.

FOREIGN GOVERNMENT SECURITIES. Foreign government securities which the fund may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. The fund will not invest a material percentage of its assets in sovereign debt. Since these are obligations of sovereign governments, they are particularly subject to a risk of default from political instability.

EQUITY SWAPS. The fund intends to use equity swaps to preserve a return or spread on an investment and to gain equity exposure to a market at a lower price. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. To equitize cash or for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Stock index futures may be used by the funds to invest all cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made.
The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

NON-US DEBT SECURITIES. A fund's foreign debt securities are typically obligations of sovereign governments. These securities are particularly subject to a risk of default from political instability and fluctuations in exchange rates. Significant emerging market debt is considered non-investment grade.

FIXED-INCOME SECURITIES RISK. Risks associated with fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities.

SECURITIES OF SMALL CAP COMPANIES. Investments in smaller companies may involve greater risks because these companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile which could increase the volatility of the fund's portfolio.

HIGH RISK, HIGH YIELD BONDS. The fund may invest in debt securities rated less than BBB- by S&P or Baa3 by Moody's, or in unrated securities judged by the Advisor to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks than investment grade bonds, in that they are especially subject to adverse changes in general economic conditions and, in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. Debt rated BB, B, CCC, CC and C by S&P, and debt rated Ba, B, Caa, Ca and C by Moody's, is regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and D the highest. For Moody's, Ba indicates the lowest degree of speculation and C the highest. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Lower rated debt securities are especially subject to risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. Although lower-rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks. They are especially subject to:

- Adverse changes in general economic conditions and in the industries in which their issuers are engaged;

- Changes in the financial condition of their issuers; and

- Price fluctuations in response to changes in interest rates.

As a result, issuers of lower rated debt securities are morelikely than other issuers to miss principal and interest payments or to default.

INSTRUMENTS OF US AND FOREIGN BANKS AND BRANCHES AND FOREIGN CORPORATIONS, INCLUDING YANKEE BONDS. Non-US corporations and banks issuing dollar denominated instruments in the US are not necessarily subject to the same regulatory requirements that apply to US corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This increases the possibility that a non-US corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.


CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an exemptive order and private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market, US Government Money Market and Yield Plus Funds, or other portfolios that are managed by the Advisor or companies affiliated with the Advisor. Participating Funds are portfolios of the SSgA Funds other than Central Funds or other SSgA money market funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not to exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the account (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

The SSgA Funds reserve the right to reject any purchase order.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

     REGULAR MAIL:          REGISTERED, EXPRESS OR CERTIFIED MAIL:
     -------------          --------------------------------------
      SSgA Funds                         SSgA Funds
     P.O. Box 8317                     66 Brooks Drive
Boston, MA 02266-8317               Braintree, MA 02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.

FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2. Instructing the wiring bank to wire federal funds to:

   State Street Bank and Trust Company
   225 Franklin Street, Boston, MA 02110
   ABA #0110-0002-8
   DDA #9904-631-0
   SSgA (Name of Fund) Fund(s)
   Account Number and Registration
   Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.


IN-KIND PURCHASE OF SECURITIES. The fund may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2. They must have a readily ascertainable market value;

3. They must be liquid;

4. They must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the fund reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--ordinarily within 3 business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.


REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open for regular trading. Ordinarily, proceeds of redemption requests received before the close of the New York Stock Exchange on any business day are sent out the next business day. Unless otherwise specified, payments of redemption proceeds will be mailed to your address of record. Redemption requests must be received prior to the close of the New
York Stock Exchange (which ordinarily is 4 p.m. Eastern time) in order to be effective on the date received and will not be entitled to that day's dividend.


If you purchased fund shares by check or an automatic investment program
(AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

REDEMPTION FEE. Redemptions (including exchanges) of shares of the Emerging Markets Fund executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee.

TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received via any electronic means only if they act with willful misfeasance, bad faith or gross negligence.


DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.


REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wired transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction in good order. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the fund does not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.


REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing."


REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1. Your address of record has changed within the past 60 days;

2. You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1. A broker or securities dealer, registered with a domestic stock exchange;

2. A federal savings, cooperative or other type of bank;

3. A savings and loan or other thrift institution;

4. A credit union; or

5. A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

       SELLER                      REQUIREMENTS FOR WRITTEN REQUESTS
       ------                      ---------------------------------
Owner of individual,             - Letter of instruction, signed
joint, sole                        by all persons authorized to
proprietorship, UGMA/              sign for the account stating
UTMA (custodial                    general titles/capacity, exactly
accounts for minors)               as the account is registered;
or general partner                 and
accounts                         - Signature guarantee, if
                                   applicable (see above).

Owners of corporate or           - Letter of instruction signed
association accounts               by authorized person(s),
                                   stating capacity as indicated
                                   by the corporate resolution;
                                 - Corporate resolution, certified
                                   within the past 90 days; and
                                 - Signature guarantee, if
                                   applicable (see above).

Owners or trustees of            - Letter of instruction, signed
trust accounts                     by all trustees;
                                 - If the trustees are not named in
                                   the registration, please provide
                                   a copy of the trust document certified
                                   within the past 60 days; and
                                 - Signature guarantee, if
                                   applicable (see above).

Joint tenancy                    - Letter of instruction signed
shareholders whose                 by surviving tenant(s);
co-tenants are                   - Certified copy of the death
deceased                           certificate; and
                                 - Signature guarantee, if
                                   applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

IN-KIND REDEMPTIONS. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.

EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption, or postpone the date of payment for more than seven days, if emergency conditions should exist, as specified in the 1940 Act or as determined by the Securities and Exchange Commission.

EXCHANGES

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. Each fund reserves the right to terminate or modify the exchange privilege in the future.

MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

DISTRIBUTION SERVICES AND SHAREHOLDER
SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized various financial intermediates, such as banks, broker-dealers, investment advisors or others, to accept purchase, redemption and exchange orders on the Funds' behalf, and may perform other shareholder services. Such orders are deemed accepted by a fund when they are accepted by the financial intermediary. If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

PRICING OF FUND SHARES

The fund determines the price per share each business day as of the close of the regular trading session of the New York Stock Exchange (which is normally 4 p.m. Eastern time). The price of fund shares is computed by dividing the current value of the fund's assets, less liabilities, by the number of shares of the fund outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

Ordinarily, the fund values each portfolio security based upon the last reported sales price or other market quotation for the security in the market in which the security principally trades. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the fund will use the security's fair value, as determined in accordance with procedures approved by the Board of Trustees. Because foreign securities sometimes trade on days when fund shares are not priced, the value of a fund's portfolio that includes such securities may change on days when fund shares cannot be purchased or redeemed. Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the fund annually from net investment income. The Board of Trustees intends to declare distributions annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

TAXES

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the fund in advance since the amount of the assets to be invested within various countries is not known.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

If more than 50% in value of a fund's total assets at the close of any taxable year consists of securities of foreign corporations, the fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the fund. The fund may be subject to certain holding requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made, you would include in your gross income both dividends received from the fund and foreign income taxes paid by the fund. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as a deduction from gross income in computing taxable income rather than as a tax credit. It is anticipated that the fund will qualify to make the Foreign Election; however, the fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.

                                                              FISCAL YEARS ENDED AUGUST 31,
                                                   ----------------------------------------------------
                                                     2001       2000       1999       1998       1997
                                                   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD               $  11.37   $  10.47   $   6.52   $  12.33   $  10.87
                                                   --------   --------   --------   --------   --------
INCOME FROM OPERATIONS:
  Net investment income(1)                              .14        .09        .15        .18        .12
  Net realized and unrealized gain (loss)             (3.13)      1.04       4.07      (5.58)      1.51
                                                   --------   --------   --------   --------   --------
    Total Income From Operations                      (2.99)      1.13       4.22      (5.40)      1.63
                                                   --------   --------   --------   --------   --------
DISTRIBUTIONS:
  Dividends from net investment income                 (.07)      (.23)      (.27)      (.15)      (.11)
  Dividends from net realized gain on investment         --         --         --       (.26)      (.06)
                                                   --------   --------   --------   --------   --------
    Total Distributions                                (.07)      (.23)      (.27)      (.41)      (.17)
                                                   --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD                     $   8.31   $  11.37   $  10.47   $   6.52   $  12.33
                                                   ========   ========   ========   ========   ========
TOTAL RETURN (%)                                     (26.39)     11.05      66.41     (45.36)     15.12
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000 omitted)          334,217    395,926    335,655    206,370    252,708
  Ratios to average net assets (%):
    Operating expenses, net(2)                         1.25       1.25       1.25       1.25       1.25
    Operating expenses, gross(2)                       1.47       1.38       1.34       1.38       1.51
    Net investment income                              1.48        .89       1.78       1.85       1.07
  Portfolio turnover (%)                              49.97      55.62      39.64      38.94      15.00

----------
(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2) See Note 4 of the Annual Report for current period amounts.

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                      SSgA Intermediate Municipal Bond Fund

                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request.

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                        State Street Global Markets, LLC
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327

The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.

SSgA Funds' Investment Company Act File No. 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com


                          US TREASURY MONEY MARKET FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The US Treasury Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the US Government and repurchase agreements backed by such securities.


                       PROSPECTUS DATED DECEMBER 28, 2001

                       (As Supplemented February 15, 2002)

                               TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                     3
   INVESTMENT OBJECTIVE                                                       3
   PRINCIPAL INVESTMENT STRATEGIES                                            3
   PRINCIPAL RISKS OF INVESTING IN THE FUND                                   3
   RISK AND RETURN                                                            4
FEES AND EXPENSES OF THE FUND                                                 5
MANAGEMENT OF THE FUND                                                        6
ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES,
   INVESTMENT STRATEGIES AND RISKS                                            6
SHAREHOLDER INFORMATION                                                       6
   PURCHASE OF FUND SHARES                                                    6
   REDEMPTION OF FUND SHARES                                                  7
   EXCHANGES                                                                  8
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS               9
   PRICING OF FUND SHARES                                                     9
   DIVIDENDS AND DISTRIBUTIONS                                                9
   TAXES                                                                     10
FINANCIAL HIGHLIGHTS                                                         11
ADDITIONAL INFORMATION ABOUT THE FUND                                    BACK COVER

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The US Treasury Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the US Government and repurchase agreements backed by such securities.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The fund's investment policy is to invest its assets primarily in US Treasury bills, notes and bonds (which are direct obligations of the US Government) and repurchase agreements backed by such securities. Under normal market conditions, the US Treasury Money Market Fund will be 100% invested in such securities, but in no event less than 80%. Shareholders will be notified 60 days prior to changing this policy. There are risks associated with these instruments, which are described in the section called Principal Risks.

Fund managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market.

The US Treasury Money Market Fund has obtained a money market fund rating of AAAm from Standard & Poor's (S&P). The AAAm rating indicates that the fund's safety is excellent, and it has a superior capacity to maintain principal value and limit exposure to loss. To obtain such rating the fund may be required to adopt additional investment restrictions, including stricter limitations on credit quality and maturities than are followed by other money market funds. These additional restrictions could affect the fund's performance. To maintain its rating, the fund follows the most current criteria of S&P. If S&P changes or adds other requirements or criteria, the fund may be required to adopt additional strategies or policies to maintain this rating.

The US Treasury Money Market Fund has obtained a rating of Aaa from Moody's Investors Service (Moody's). The rating incorporates Moody's assessment of a fund's published objectives and policies, the creditworthiness of its assets, and its management services. The fund is judged to be of an investment quality similar to Aaa-rated fixed income obligations; that is, the fund is judged to be of the best quality. To maintain its rating, the fund follows the most current criteria of Moody's. If Moody's changes or adds other requirements or criteria, the fund may be required to adopt additional strategies or policies to maintain this rating.

PRINCIPAL RISKS OF INVESTING IN THE FUND

MONEY MARKET RISK. The risk that a fund will not be able to maintain a NAV per share of $1.00 at all times. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Because the fund intends to meet its investment objective by investing only in US Treasury bills, notes and bonds, its return may be less than a fund which can invest without limitation in all types of securities.

INTEREST RATE RISK. The risk that during periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield will tend to be higher.

GOVERNMENT SECURITIES RISK. The risk that the US government will not provide financial support to US government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

MANAGEMENT STRATEGY RISK. The risk that an investment strategy may fail to produce the intended results.

MARKET RISK. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

RISKS OF REPURCHASE AGREEMENTS. Under a repurchase agreement, a bank or broker sells securities to a fund and agrees to repurchase them at the fund's cost plus interest. If the value of the securities declines, and the bank or broker defaults on its repurchase obligation, the fund could incur a loss.

LIQUIDITY RISK. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

FIXED-INCOME SECURITIES RISK. Risks associated with fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities.

RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance is not necessarily an indication of how the fund will perform in the future.


[CHART OF ANNUAL TOTAL RETURNS]

ANNUAL TOTAL RETURNS

1994            3.74%
1995            5.91%
1996            5.27%
1997            5.46%
1998            5.36%
1999            4.86%
2000            6.10%

Best Quarter -- June 30, 1995: 1.51%
Worst Quarter -- March 31, 1994: 0.79%
Current Fiscal Quarter -- August 31, 2001: 0.91%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market comparison (returns shown reflect no deductions for fees, taxes or expenses).


                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:


                                                   1 YEAR  5 YEARS*  INCEPTION*
                                                   ------  --------  ----------
US Treasury Money Market Fund                      6.10%     5.44%      5.22%
Salomon Smith Barney 3-month Treasury bill         5.96%     5.25%      5.17%
Lipper Average -- Institutional US Treasury
Money Market Funds                                 5.83%     5.11%      5.01%


* Annualized. The fund began operating on December 1, 1993.

                                  7-DAY YIELDS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000:

                                        CURRENT      EFFECTIVE
                                        -------      ----------
US Treasury Money Market Fund            6.07%         6.25%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

        SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
           Maximum Sales Charge (Load) Imposed on Purchases                None
           Maximum Deferred Sales Charge (Load)                            None
           Maximum Sales Charge (Load) Imposed on Reinvested Dividends
             or Other Distributions                                        None
           Redemption Fee                                                  None
           Exchange Fee                                                    None
           Maximum Account Fee                                             None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


   Management Fee(1)                                                 .25%
   Distribution and Service (12b-1) Fees(2)                          .04
   Other Expenses                                                    .08
                                                                    -----
   Gross Expenses                                                    .37
                                                                    -----
   Less Contractual Management Fee Waiver and Reimbursement         (.17)
                                                                    -----
   Total Annual Fund Operating Expenses After Fee
     Waivers and Reimbursements                                      .20%
                                                                    -----

----------

(1) The Advisor has contractually agreed to waive .15% of its .25% management fee until December 31, 2010. Also, the Advisor has contractually agreed to reimburse the fund for all expenses to the extent that total expenses exceed .20% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after waiver and reimbursement is .08%. The total annual expenses shown above have been restated to reflect the waiver and reimbursement.

(2) The stated fee includes .02% for 12b-1 Distribution and .02% for 12b-1 Shareholder Servicing Fees.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

         1 YEAR    3 YEARS   5 YEARS   10 YEARS
         -------   -------   -------   ---------
         $   20    $   102   $   191   $   451
         ======    =======   =======   =========

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation. With over $663 billion under management as of November 28, 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.08%, after fee waiver and reimbursement, of the average daily net asset value of the fund.

                        ADDITIONAL INFORMATION ABOUT THE
                          FUND'S OBJECTIVES, INVESTMENT
                              STRATEGIES AND RISKS

The investment objective of the fund may only be changed with shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.

US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government or its instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

PORTFOLIO MATURITY. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time (normally one business day). The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

The fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The US Treasury Money Market Fund requires a minimum initial investment of $10 million and a minimum account balance of $7.5 million. The minimum investment for additional purchases is $1,000; however, if the account balance has fallen below $10 million as a result of shareholder redemptions, subsequent purchases of shares of the fund may be rejected unless, after such purchase, the accrued balance will be at least $7.5 million.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars and in federal funds (or converted to federal funds). The fund reserves the right to reject any purchase order if payment for fund shares has not been received by the Transfer Agent prior to the close of the New York Stock Exchange.

Purchase orders in good form (described below) and payment received by the Transfer Agent: (1) prior to 1 p.m. Eastern time will receive that day's net asset value, and will earn the dividend declared on the date of purchase; and
(2) at or after 1 p.m. and before the close of the New York Stock Exchange will receive that day's net asset value but will not earn the dividend determined on the day of purchase.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the fund. The SSgA Funds requires a purchase order in good form, which consists of a completed and signed SSgA Funds' Institutional Account Application, regardless of the investment method. For additional information, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, 1 International Place, 27th Floor, Boston, MA 02110.

To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million.

The SSgA Funds reserve the right to reject any purchase order.

FEDERAL FUNDS WIRE. In order to assure timely processing of purchase orders, the Investment Company strongly recommends that you make initial or subsequent investments by wiring federal funds to State Street Bank and Trust Company as the Transfer Agent by:

1. Completing the SSgA Funds' Institutional Account Application and fax it to
   (617) 664-6011. Please confirm that the fax was received by calling 1-800-997-7327.

2. Telephoning State Street Bank and Trust Company at 1-800-647-7327 and providing: (1) the investor's account registration number, address and social security or tax identification number; (2) the name of the fund; (3) the amount being wired; (4) the name of the wiring bank; and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

3. Instructing the wiring bank to wire federal funds to:

   State Street Bank and Trust Company
   225 Franklin Street
   Boston, MA 02110
   ABA #0110-0002-8
   DDA #9904-631-0
   SSgA US Treasury Money Market Fund
   Account Number and Registration

Orders transmitted via this purchase method will be credited when federal funds are received by State Street. You will not be permitted to redeem shares from the account until an original completed application has been received. Please send completed applications to: State Street Bank, attention SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. Please reference the account number on the application.

MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA US Treasury Money Market Fund. Third party checks and checks drawn on credit card accounts will not be accepted. Certified checks are not necessary; however, all checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request. A business day is one on which the New York Stock Exchange is open. Redemption requests received at or after 1 p.m. Eastern time and before 4 p.m. Eastern time, will be entitled to that day's dividend. Redemption requests received before 1 p.m. Eastern time will not be entitled to that day's dividend.

Proceeds of redemption requests received before 1 p.m. Eastern time are ordinarily sent the same business day, and proceeds of redemption requests received at or after 1 p.m. Eastern time ordinarily will be sent the next business day. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds ordinarily will be sent the next business day unless otherwise specified, payments of redemption proceeds will be sent to your address of record.

If you purchased fund shares by check or an automatic investment program
(AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received via any electronic means only if they act with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.

REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wired transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction in good order. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the fund does not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

REDEMPTION REQUESTS IN WRITING. In certain circumstances, you will need to make a request to sell shares in writing (please use the address for purchases by mail under "Purchase of Fund Shares"). The redemption will be processed based on the net asset value next determined after receipt by State Street of all required documentation in good order. Good order means that the request must include the following:

1. A clear letter of instruction or a stock assignment stating the fund and account number that the redemption is to be processed from, the dollar amount to be redeemed and where the proceeds are to be sent. The letter must be signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

2. Such other supporting legal documents, if required by applicable law or the Transfer Agent, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

The US Treasury Money Market Fund reserves the right to redeem the shares in any account with a balance of less than $7.5 million as a result of shareholder redemptions. Before shares are redeemed to close an account, you will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption, or postpone the date of payment for more than seven days, if emergency conditions should exist, as specified in the 1940 Act or as determined by the Securities and Exchange Commission.

EXCHANGES

EXCHANGE PRIVILEGE. Subject to the fund's minimum investment requirement, investors may exchange their fund shares without charge for shares of any other investment portfolio offered by the Investment Company. Shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA US Treasury Money Market Fund. If shares of the fund were purchased by check, the shares must have been present in an account for 15 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Investment Company upon 60 days' notice to shareholders.

MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

DISTRIBUTION SERVICES AND SHAREHOLDER
SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized various financial intermediates, such as banks, broker-dealers, investment advisors or others, to accept purchase, redemption and exchange orders on the Funds' behalf, and may perform other shareholder services. Such orders are deemed accepted by a fund when they are accepted by the financial intermediary. If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

PRICING OF FUND SHARES

The fund determines the price per share twice each business day at 1 p.m. Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open. The price per share of the fund is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

The fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), distributions will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank by the first business day of the following month in which the dividend is payable. Investors are urged to verify with their bank whether it charges a fee to accept this wire.

If Cash Option has been selected and the account is closed anytime during the month, the dividends will automatically be wired the following business day after the redemption to the bank where the redemption wire was sent. If an account is closed during the month and dividends were to be reinvested, the proceeds will automatically be sent by check to the address of record.

TAXES

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

Although the sale or exchange of fund shares is a taxable event, no gain or loss for a shareholder is anticipated because the fund seeks to maintain a stable $1.00 per share net asset value.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.


                                                                             FISCAL YEARS ENDED AUGUST 31,
                                                         --------------------------------------------------------------
                                                            2001          2000         1999         1998         1997
                                                         ---------    ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  1.0000     $  1.0000    $  1.0000    $  1.0000    $  1.0000
                                                         ---------    ----------   ----------   ----------   ----------
INCOME FROM OPERATIONS:
  Net investment income                                      .0508         .0551        .0473        .0540        .0515
DISTRIBUTIONS:
  Dividends from net investment income                      (.0508)       (.0551)      (.0473)      (.0540)      (.0515)
                                                         ---------     ---------   ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD                           $  1.0000     $  1.0000    $  1.0000    $  1.0000    $  1.0000
                                                         =========     =========   ==========   ==========   ==========
TOTAL RETURN (%)                                              5.20          5.65         4.84         5.53         5.36
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period ($000 omitted)               1,845,064     1,093,913    1,115,614    1,000,367      916,845
  Ratios to average net assets (%):
    Operating expenses, net(1)                                 .20           .20          .20          .20          .20
    Operating expenses, gross(1)                               .37           .38          .39          .39          .46
    Net investment income                                     5.09          5.51         4.73         5.40         5.28

----------
(1) See Note 4 of the Annual Report for current period amounts.

                     ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. Additional information about the fund's investment is available in the fund's annual and semi-annual reports to shareholders. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                         State Street Global Markets, LLC
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327

The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.

SSgA Funds' Investment Company Act File No. 811-5430